UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 30, 2014

TECO ENERGY, INC.

(Exact name of registrant as specified in its charter)

Florida	1-8180	59-2052286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

702 N. Franklin Street, Tampa, Florida 33602

(address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (813) 228-1111

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As described in Item 5.07 of this Current Report on Form 8-K, on April 30, 2014, at the TECO Energy, Inc. 2014 Annual Meeting of Shareholders, the shareholders of TECO Energy, Inc. (the “Corporation”) approved the material terms for payment of performance-based annual incentive compensation under the TECO Energy, Inc. Annual Incentive Plan (the “Annual Incentive Plan”), as required under Section 162(m) of the Internal Revenue Code. The Annual Incentive Plan had been approved by the Corporation’s Board of Directors on January 29, 2014, subject to receipt of shareholder approval.

At the 2014 Annual Meeting of Shareholders, the Corporation’s shareholders also approved the performance criteria under the Corporation’s 2010 Equity Incentive Plan (the “Equity Incentive Plan”), as modified to be consistent with the performance criteria under the Annual Incentive Plan, and as required under Section 162(m) of the Internal Revenue Code. The Corporation’s Board of Directors amended the Equity Incentive Plan on January 29, 2014, subject to receipt of shareholder approval.

A description of the material terms of the Annual Incentive Plan is set forth in Item 4 in the Company’s definitive proxy statement on Schedule 14A for the 2014 Annual Meeting of Shareholders, filed with the Securities and Exchange Commission on March 12, 2014 (the “Proxy Statement”). A description of the material terms of the Equity Incentive Plan is set forth in Item 5 and Appendix C of the Proxy Statement.

The complete text of the Annual Incentive Plan and the Equity Incentive Plan, as amended, are filed as Appendices B and D of the Proxy Statement, respectively, and are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) The Corporation held its annual meeting of shareholders on April 30, 2014.

(b) Based upon the votes reported below, the shareholders (i) elected all of the Corporation’s nominees for director; (ii) ratified the appointment of PricewaterhouseCoopers LLP as the Corporation’s independent auditor for 2014; (iii) approved, on an advisory basis, the compensation of the Corporation’s named executive officers; (iv) approved the material terms of payment of performance-based compensation under the Corporation’s Annual Incentive Plan; (v) approved the performance criteria under the Corporation’s 2010 Equity Incentive Plan, as amended; and (vi) did not approve the shareholder proposal.

Election of Directors

Director	For	Against	Abstentions	Broker Non-Votes
James L. Ferman, Jr.	135,312,229	4,667,712	861,300	49,679,518
Evelyn V. Follit	137,765,450	2,230,810	844,981	49,679,518
John B. Ramil	136,866,290	3,240,554	734,397	49,679,518
Tom L. Rankin	136,164,830	3,891,258	785,153	49,679,518
William D. Rockford	135,808,858	4,157,636	847,747	49,679,518
Paul L. Whiting	136,233,300	3,817,805	790,136	49,679,518

Proposal to ratify the appointment of PricewaterhouseCoopers LLP as independent auditors for 2014

For	Against	Abstentions	Broker Non-Votes
186,656,898	2,908,495	955,366	0

Advisory approval of executive compensation

For	Against	Abstentions	Broker Non-Votes
103,331,571	33,954,209	3,555,461	49,679,518

Proposal to approve the material terms of payment of performance-based compensation under the Corporation’s Annual Incentive Plan

For	Against	Abstentions	Broker Non-Votes
133,260,555	6,049,525	1,531,161	49,679,518

Proposal to approve the performance criteria under the Corporation’s 2010 Equity Incentive Plan, as amended

For	Against	Abstentions	Broker Non-Votes
130,731,412	8,447,755	1,662,074	49,679,518

Shareholder proposal regarding political contributions policy and report

For	Against	Abstentions	Broker Non-Votes
57,689,983	77,440,488	5,710,770	49,679,518

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2014		TECO ENERGY, INC.
(Registrant)

	By:	/s/ David E. Schwartz
David E. Schwartz
Vice President-Governance, Associate General Counsel and Corporate Secretary